UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 3, 2011

VIVUS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-33389	94-3136179
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1172 CASTRO STREET

MOUNTAIN VIEW, CA 94040

(Address of principal executive offices, including zip code)

(650) 934-5200

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.  Regulation FD Disclosure

On April 3, 2011, VIVUS, Inc, or the Company, presented a poster entitled “Weight Loss and Cardiovascular Risk Reduction Over 2 Years With Controlled-Release Phentermine-Topiramate” beginning at 1:30 p.m. CT at the 60th Annual Scientific Meeting of The American College of Cardiology, being held April 2-5 in New Orleans, Louisiana.  A graphical representation of the poster (including the reproduction of the contents) presented by the Company is attached hereto as Exhibit 99.1.

Item 8.01.  Other Events

On April 4, 2011, VIVUS, Inc. issued a press release titled “Weight Loss With QNEXA® Over Two Years Provides Patients With Substantial Cardiovascular Benefits.”  A copy of the press release is attached hereto as Exhibit 99.2.

The information in this Form 8-K and the exhibits attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference into any of the Registrant’s filings under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in any such filing.

Item 9.01.  Financial Statements and Exhibits

(d)                                  Exhibits.

Exhibit No.	Description
99.1	Poster dated April 3, 2011, entitled, “Weight Loss and Cardiovascular Risk Reduction Over 2 Years With Controlled-Release Phentermine-Topiramate” and a reproduction of the contents thereof.

99.2	Press Release dated April 4, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VIVUS, INC.

By:	/s/ Lee B. Perry
Lee B. Perry
Vice President and Chief Accounting Officer

Date: April 4, 2011

EXHIBIT INDEX

Exhibit No.	Description
99.1	Poster dated April 3, 2011, entitled, “Weight Loss and Cardiovascular Risk Reduction Over 2 Years With Controlled-Release Phentermine-Topiramate” and a reproduction of the contents thereof.

99.2	Press Release dated April 4, 2011.